EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the report of Birch Branch, Inc. on Form 10-SB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael L. Schumacher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   September 13, 2004

/s/ Michael L. Schumacher
Michael L. Schumacher, Chairman,
Chief Executive Officer, President,
Chief Financial Officer and
Treasurer
Birch Branch, Inc.